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                                                                   EXHIBIT 10.15

                      AMENDED AND RESTATED PLEDGE AGREEMENT

      This AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of July 29, 1999, between ACT MANUFACTURING, INC. ("ACT") and CMC INDUSTRIES, INC. ("CMC," and together with ACT, the "Pledgors"), and THE CHASE MANHATTAN BANK ("Chase"), individually and as collateral agent for the Lenders under the Credit Agreement defined below, having an address at One Chase Square, Rochester, New York 14643 (the "Collateral Agent" and together with the Lenders, the "Secured Parties"). ACT and CMC are herein individually referred to from time to time as a "Pledgor" and collectively referred to from time to time as the "Pledgors".

      ACT is currently party to a Pledge Agreement dated as of October 14, 1998 with the Collateral Agent (the "Existing Pledge Agreement"). ACT desires that the Existing Pledge Agreement be amended and restated to, among other things, add CMC as an additional "pledgor" under the Existing Pledge Agreement. Accordingly, the Pledgors and the Collateral Agent hereby agree that the Existing Pledge Agreement shall be amended and restated in its entirety as follows:

                              W I T N E S S E T H:

      WHEREAS, the Pledgors and ACT Manufacturing Securities Corporation, are entering into an Amended and Restated Credit Agreement of even date herewith (as the same may be modified, amended, supplemented or restated from time to time, the "Credit Agreement"), with Chase, as administrative, documentation, collateral and syndication agent, and the Lenders from time to time parties thereto; and

      WHEREAS, in connection with the execution and delivery of the Credit Agreement, the Collateral Agent has requested that the Pledgors, and the Pledgors have agreed to, enter into this Pledge Agreement (this "Pledge Agreement"), pursuant to which the Pledgors are pledging and granting a security interest in the Pledged Collateral (as hereinafter defined) in favor of the Collateral Agent for the benefit of the Secured Parties.

      NOW, THEREFORE, in consideration of the willingness of the Secured Parties to enter into the Credit Agreement and of the Lenders to agree, subject to the terms and conditions set forth therein, to make the Loans and issue Letters of Credit to the Borrower pursuant thereto, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

      1. Defined Terms. Except as otherwise expressly defined herein, all capitalized terms shall have the meanings ascribed to them in the Credit Agreement.

      2. Security Interest. The Pledgors hereby deposit with, and pledges to, the Collateral Agent for itself and for the benefit of the other Secured
Parties: (a) the shares of capital stock as listed on Schedule I hereto (the "Pledged Stock") of the companies listed on Schedule I hereto (the "Companies"),
(b) the instruments, agreements and other documents in favor of either

Pledgor as listed on Schedule II hereto (the "Pledged Debt Documents"), and (c) any and all other additional investment property, securities, instruments and chattel paper which may from time to time be pledged by the Pledgors to the Collateral Agent for the benefit of the Secured Parties (the Pledged Stock, the Pledged Debt Documents and all other additional investment property, securities, instruments and chattel paper are sometimes herein referred to collectively as the "Pledged Collateral"), and each Pledgor hereby grants to the Collateral Agent for itself and for the benefit of the other Secured Parties a security interest in all of the Pledged Collateral as security for the due and punctual payment and performance of the Secured Obligations described in Section 3 hereof.

      3. Secured Obligations. The security interest hereby granted shall secure the due and punctual payment and performance of the following liabilities and obligations of the Pledgors (herein called the "Secured Obligations"):

            (a) Principal of and premium, if any, and interest on, and fees, charges and other amounts due in respect of the Loans and any Letters of Credit;

            (b) Any and all other obligations of the Pledgors to the Secured Parties under the Credit Agreement or under any agreement or instrument relating thereto, all as amended from time to time, including without limitation any Interest Rate Protection Agreements; and

            (c) Any and all other obligations and Indebtedness of the Pledgors to the Secured Parties or any of them, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter arising, including without limitation any and all other fees, premiums, and penalties owing by the Pledgors to the Secured Parties or any of them.

      4. Special Warranties and Covenants of the Pledgors. The Pledgors hereby warrant and covenant to the Secured Parties that:

            (a) The Pledged Collateral is duly and validly pledged to the Secured Parties in accordance with law, and each Pledgor warrants and will defend the Secured Parties' right, title and security interest in and to the Pledged Collateral against the claims and demands of all Persons whomsoever.

            (b) The Pledgors have good title to the Pledged Collateral, free and clear of all Liens of every nature whatsoever except as expressly set forth or permitted under the Credit Agreement.

            (c) All of the Pledged Stock has been duly and validly issued and is fully paid and nonassessable.

            (d) If any additional shares of capital stock of any class of the Companies or if any promissory notes of the Companies or other securities of the Companies are acquired by any Pledgor after the date hereof, the same shall constitute Pledged Collateral and shall be deposited with and pledged to the Collateral Agent for itself and for the benefit of the other Secured Parties as provided in Section 2 hereof simultaneously with such acquisition. The Pledgors will promptly notify the Collateral Agent of the date and amount of any loans made from time to time by either Pledgor to the Companies as permitted by the Credit Agreement.


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            (e) No Pledgor will sell, convey or otherwise dispose of any of the
Pledged Collateral, nor will any Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Pledged Collateral or the proceeds thereof, other than Liens on or in the Pledged Collateral created hereby or which are otherwise required or permitted under the Credit Agreement.

            (f) Neither Pledgor will consent to or approve the issuance of any additional shares of capital stock of any class of the Companies, except for the issuance of additional shares of capital stock to the Pledgors as permitted by and in accordance with the terms of the Credit Agreement, provided that any such additional shares of capital stock shall be deposited with and pledged to the Collateral Agent for itself and for the benefit of the other Secured Parties simultaneously with such issuance as provided in Section 2 hereof.

            (g) The Pledged Debt Documents evidence the amount of outstanding indebtedness for money borrowed of the respective issuers thereof indicated on
Schedule II hereto.

            (h) If any additional instruments, agreements or other documents are acquired by either Pledgor evidencing any additional indebtedness owing to either Pledgor, the same shall constitute a part of the Pledged Debt Documents and Pledged Collateral and shall be deposited with and pledged to the Collateral Agent for itself and for the benefit of the other Secured Parties as provided in
Section 2 hereof simultaneously with such acquisition. The Pledgors will promptly notify the Collateral Agent of any loans made from time to time by either Pledgor as permitted by the Credit Agreement.

            (i) Notwithstanding anything to the contrary contained herein or in the Credit Agreement, none of the shares of Cortelco Systems, Inc. held by CMC as of the date of this Pledge Agreement (the "Cortelco Shares") shall be required to be pledged to the Collateral Agent under this Pledge Agreement and CMC is hereby authorized to sell or otherwise dispose of the Cortelco Shares at any time within 60 days of the date hereof. In the event that CMC has not sold or otherwise disposed of the Cortelco Shares within 60 days of the date hereof, upon the written request of the Collateral Agent, CMC shall use its best efforts to take all such actions as the Collateral Agent shall reasonably require to cause the Cortleco Shares to be pledged to the Collateral Agent pursuant to the terms of this Pledge Agreement.

      5. Distributions. In case, upon the dissolution, winding up, liquidation or reorganization of the Companies whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Companies or otherwise, any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Collateral, such sum shall be paid over to the Collateral Agent as collateral security for the Secured Obligations. In case any stock dividend shall be declared on any of the Pledged Collateral, or any share of stock or fraction thereof shall be issued pursuant to any stock split involving any of the Pledged Collateral, or any distribution of capital (excluding ordinary cash dividends) shall be made on any of the Pledged Collateral, or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to recapitalization or reclassification of the capital of the Companies, the shares or other


                                       3
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property so distributed shall be delivered to the Collateral Agent to be held as collateral security for the Secured Obligations.

      6. Events of Default. There shall exist a default under this Pledge Agreement upon the happening of any of the following events or conditions (herein called "Events of Default"):

            (a) Default shall be made in the due and punctual payment of any principal of or premium, if any, or interest on any of the Secured Obligations as and when the same shall become due and payable (whether at maturity or at a date fixed for any prepayment or installment or by declaration or acceleration or otherwise) and such default shall continue beyond the expiration of the applicable period of grace, if any; or

            (b) The breach, violation or other non-performance of any term, covenant, condition, agreement or obligation of the Pledgors contained herein; or

            (c) Any other Event of Default (as defined or described in the Credit Agreement) shall occur.

      7. Rights and Remedies of Secured Parties. Upon the occurrence of any Event of Default, such default not having previously been remedied or cured, the Secured Parties shall have the following rights and remedies:

            (a) All rights and remedies provided by law, including, without limitation, those provided by the Uniform Commercial Code;

            (b) All rights and remedies provided in this Pledge Agreement; and

            (c) All rights and remedies provided in the Credit Agreement, the Notes, or in any other Facility Document, or in any other agreement, document or instrument pertaining to the Secured Obligations.

      8. Right to Transfer into Name of Collateral Agent, etc. In case there shall exist an Event of Default, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Collateral Agent may cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees, as pledgee(s). So long as no Event of Default shall exist, the Pledgors shall be entitled to exercise as the Pledgors shall deem fit, but in a manner not inconsistent with the terms hereof or of the Secured Obligations, the voting power with respect to the respective Pledged Collateral of each Pledgor.

      9. Right of Collateral Agent to Exercise Voting Power, etc. In case there shall exist an Event of Default, the Collateral Agent shall be entitled to exercise the voting power with respect to any or all of the Pledged Collateral, to receive and retain, as collateral security for the Secured Obligations, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Companies or, upon


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the exercise of any such right, privilege or option pertaining to the Pledged
Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer Collateral Agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine, all without liability except to account for property actually received, but the Collateral Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

      10. Right of Collateral Agent to Dispose of Collateral, etc. Upon the occurrence of an Event of Default, such default not having previously been remedied or cured, the Collateral Agent shall have the right at any time or times thereafter to sell, resell, assign and deliver all or any of the Pledged Collateral in one or more parcels at any exchange or broker's board or at public or private sale. Unless the Pledged Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the Pledgors at least ten (10) days' prior written notice in accordance with Section 20 hereof of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by each Pledgor. All such sales shall be at such commercially reasonable price or prices as the Collateral Agent shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale or sales the Collateral Agent may purchase any or all of the Pledged Collateral to be sold upon such terms as the Collateral Agent may deem commercially reasonable. Upon any such sale or sales the Pledged Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by each Pledgor. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Pledgors shall execute, and hereby agree to cause the Companies to execute, all such applications or other instruments as may be required.

      The Pledgors recognize that the Collateral Agent may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") but may be compelled to resort to one or more private sales to a restricted group of purchasers, each of whom will be obligated to agree, among other things, to acquire such Pledged Collateral for its own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that private sales so made may be at prices and upon other terms less favorable to the seller than if such Pledged Collateral were sold at public sales without such restrictions, and that the Collateral Agent has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit such Pledged Collateral to be registered for public sale under the Securities Act. Each Pledgor agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely because it shall have been made under the foregoing circumstances.


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      11. Credit Agreement. Notwithstanding any other provision of this Pledge
Agreement, the rights of the parties hereunder are subject to the provisions of the Credit Agreement, including the provisions thereof pertaining to the rights and responsibilities of the Collateral Agent. In the event that any provision of this Pledge Agreement is in conflict with the terms of the Credit Agreement, the Credit Agreement shall control. Unless the context shall otherwise clearly indicate, the terms "Secured Party" and "Secured Parties" as used herein shall be deemed to include the Collateral Agent acting for itself and on behalf of the other Secured Parties pursuant to the Credit Agreement. The term "Collateral Agent" as used herein shall include The Chase Manhattan Bank or any other Person acting as Collateral Agent for the Secured Parties pursuant to the terms of the Credit Agreement.

      12. Collection of Amounts Payable on Account of Pledged Collateral, etc. Upon the occurrence and during the continuance of any Event of Default or default hereunder, the Collateral Agent may, but without obligation to do so, demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of, or in exchange for, any of the Pledged Collateral and shall have the right, for and in the name, place and stead of each Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

      13. Care of Pledged Collateral in Collateral Agent's Possession. Beyond the exercise of reasonable care to assure the safe custody and presentation of the Pledged Collateral while held hereunder, the Collateral Agent shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the Pledgors.

      14. Proceeds of Collateral. The proceeds of any sale or sales of the Pledged Collateral, together with any other additional collateral security at the time received and held hereunder, shall be received and applied: first, to the payment of all costs and expenses of such sale, including reasonable attorneys' fees; second, to the payment of the Secured Obligations in such order of priority as the Collateral Agent shall determine, and third, any surplus thereafter remaining shall be paid to the Pledgors or to whomever else may be legally entitled thereto (including, if applicable, any subordinated creditor of any Company or any Pledgor). By way of enlargement and not by way of limitation of the rights of the Collateral Agent under applicable law or the Credit Agreement, Notes, or other Facility Documents, but not withstanding any provision of the Credit Agreement, Notes, or other Facility Documents to the contrary, the Collateral Agent shall be entitled to allocate its application of the Pledged Collateral, and the proceeds thereof, to the Secured Obligations (including without limitation the Loans) in such proportions and in such order as the Collateral Agent, in its sole discretion, shall decide. In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the Secured Obligations in full, the Pledgors will be liable for the deficiency, together with interest thereon at the maximum rate provided in the Loans, and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements.

      15. Waivers, etc. Each Pledgor hereby waives presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Pledge Agreement or the enforcement of the Secured Parties' rights hereunder or in


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connection with any Secured Obligations or any Pledged Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to any Company or any Pledgor or to any third party, or substitution, release or surrender of any collateral security for any Secured Obligation, the addition or release of persons primarily or secondarily liable on any Secured Obligation or on any collateral security for any Secured Obligation, the acceptance of partial payments on any Secured Obligation or on any collateral security for any Secured Obligation and/or the settlement or compromise thereof. No delay or omission on the part of the Secured Parties in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. Each Pledgor further waives any right it may have under the laws of the State of New York, under the laws of any state in which any of the Pledged Collateral may be located or which may govern the Pledged Collateral, or under the laws of the United States of America, to notice (other than any requirement of notice provided herein) or to a judicial hearing prior to the exercise of any right or remedy provided by this Pledge Agreement to the Collateral Agent and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. The Pledgors' waivers under this Section have been made voluntarily, intelligently and knowingly and after the Pledgors have been apprised and counseled by its attorneys as to the nature thereof and its possible alternative rights.

      16. Termination; Assignment, etc. This Pledge Agreement and the security interest in the Pledged Collateral created hereby shall terminate when all of the Secured Obligations have been paid and finally discharged in full; provided that the Lenders are no longer obligated to make Loans or issue Letters of Credit under the Credit Agreement. No waiver by the Collateral Agent or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by any Secured Party of all or any of the Secured Obligations held by it, any Secured Party may assign or transfer its rights and interest under this Pledge Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of such Secured Party hereunder.

      17. Reinstatement. Notwithstanding the provisions of Section 16, this Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by any Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by any such Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Company, either Pledgor or any other Credit Party or upon the appointment of any intervener or conservator of, or trustee or similar official for, any Company, either Pledgor, or any other Credit Party or any substantial part of their respective properties, or otherwise, all as though such payments had not been made.

      18. Governmental Approvals, etc. Upon the exercise by the Collateral Agent of any power, right, privilege or remedy pursuant to this Pledge Agreement which requires any consent, approval, qualification or authorization of any governmental authority or instrumentality, the Pledgors will execute and deliver, or will cause the execution and delivery of, all applications,


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certificates, instruments and other documents and papers that the Collateral
Agent may be required to obtain for such governmental consent, approval, qualification or authorization.

      19. Restrictions on Transfer, etc. To the extent that any restriction imposed by the charter or by-laws of the Companies or any other document or instrument would in any way affect or impair the pledge of the Pledged Collateral hereunder or the exercise by the Collateral Agent of any right granted hereunder, including, without limitation, the right of the Collateral Agent to dispose of the Pledged Collateral upon the occurrence and during the continuance of any Event of Default, each Pledgor hereby waives such restrictions, and represents and warrants that it has caused the Companies to take all necessary action to waive such restrictions, and each Pledgor hereby agrees that it will take any further action which the Collateral Agent may reasonably request in order that the Collateral Agent may obtain and enjoy the full rights and benefits granted to the Collateral Agent by this Pledge Agreement free of any such restrictions.

      20. Notices. All notices, consents, approvals, elections and other communications hereunder shall be in writing (whether or not the other provisions of this Pledge Agreement expressly so provide) and shall be deemed to have been duly given if delivered in accordance with the terms of the Credit Agreement.

      21. Miscellaneous. This Pledge Agreement shall inure to the benefit of and be binding upon the Collateral Agent and the Pledgors and their respective successors and assigns, and the term "Secured Parties" shall be deemed to include any other holder or holders of any of the Secured Obligations. All obligations of the Pledgors hereunder shall be joint and several. Any representation, warranty, covenant, agreement, notice, request, waiver, consent or other action made, given or taken by any or all of the Pledgors hereunder or hereto shall bind each and all of the Pledgors. Any reference to the Pledged Collateral owned by the Pledgors contained herein shall be deemed to refer to any and all of the Pledged Collateral owned by each Pledgor individually or by one or more Pledgors collectively, as the case may be. In case any provision in this Pledge Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Pledge Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      22. Governing Law; Jurisdiction; Waiver of Jury Trial. THIS PLEDGE AGREEMENT, INCLUDING THE VALIDITY HEREOF AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Each Pledgor, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in the State of New York and any federal court located in the State of New York, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. Each Pledgor further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail in accordance with Section 20 hereof or as otherwise provided under the laws of the State of New


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York. EACH PLEDGOR AND THE COLLATERAL AGENT IRREVOCABLY WAIVES ALL RIGHT TO A
TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PLEDGOR OR THE COLLATERAL AGENT IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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      IN WITNESS WHEREOF, the parties have executed this Pledge Agreement as a sealed instrument as of the date first above written.

                              PLEDGORS


                                    ACT MANUFACTURING, INC.


                                    By:      /s/ Jeffrey B. Lavin
                                       ---------------------------------------
                                       Name:    Jeffrey B. Lavin
                                       Title:   Chief Financial Officer


                                    CMC INDUSTRIES, INC.


                                    By:      /s/ Jeffrey B. Lavin
                                       ---------------------------------------
                                       Name:    Jeffrey B. Lavin
                                       Title:   Chief Financial Officer


                                COLLATERAL AGENT


                                    THE CHASE MANHATTAN BANK,
                                    as Collateral Agent for the Secured Parties


                                    By:      /s/ Peter N. Langburd
                                       ---------------------------------------
                                       Name:    Peter N. Langburd
                                       Title:   Vice President